                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant sec. 240-14a-11(c) or sec. 14a-12

                         INTERNET PICTURES CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         INTERNET PICTURES CORPORATION

                            1009 COMMERCE PARK DRIVE
                           OAK RIDGE, TENNESSEE 37830

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 2000

To the Stockholders of
  INTERNET PICTURES CORPORATION:

The annual meeting of stockholders of Internet Pictures Corporation ("iPIX") will be held at The Garden Plaza Hotel, 215 South Illinois Avenue, Oak Ridge, Tennessee 37830 on May 17, 2000, starting at 10:00 a.m. Eastern Daylight Time.

At the annual meeting, you will be asked to vote on the following proposals:

     1. ELECTION OF DIRECTORS. To elect two Class I directors to serve until the 2003 annual meeting of stockholders;

     2. APPROVAL OF OPTION PLAN. To approve and adopt the 2000 Equity Incentive Plan;

     3. AMENDMENT OF STOCK PLAN. To adopt an amendment to the Amended and Restated 1998 Employee, Director and Consultant Stock Plan;

     4. RATIFICATION OF AUDITORS.  To ratify the selection of
        PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2000; and

     5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Only stockholders who own shares of our common stock at the close of business on April 12, 2000 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:

     - marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;

     - dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or

     - casting your vote via the Internet at the website shown on the enclosed proxy card.

     You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

                                          By order of the Board of Directors,

                                          /s/ Matthew S. Heiter
                                          Matthew S. Heiter,
                                          Secretary

April 24, 2000

                         INTERNET PICTURES CORPORATION

                            1009 COMMERCE PARK DRIVE
                           OAK RIDGE, TENNESSEE 37830

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            PROXY STATEMENT FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

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     Your vote is very important. For this reason, our board of directors is soliciting proxies to be used at our May 17, 2000 annual meeting of stockholders. If you are not able to attend the annual meeting, please read and carefully consider the information presented in this proxy statement and complete, date and sign and return the enclosed proxy in the enclosed postage-paid envelope.

     This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about April 26, 2000. Our annual report is not a part of this proxy statement.

     The May 17, 2000 annual meeting will be the first annual meeting of the stockholders of iPIX to take place since bamboo.com, Inc. and Interactive Pictures Corporation merged to form iPIX on January 19, 2000. Unless otherwise indicated, all references in this proxy statement to "common stock" include not only our common stock which is listed on Nasdaq, but our Class B common stock as well, which has the same voting rights as our common stock, but is not publicly traded.

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                      INFORMATION ABOUT THE ANNUAL MEETING

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WHEN IS THE ANNUAL MEETING?

     Wednesday, May 17, 2000, 10:00 a.m. Eastern Daylight Time.

WHERE WILL THE ANNUAL MEETING BE HELD?

     The Garden Plaza Hotel, 215 South Illinois Avenue, Oak Ridge, Tennessee.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

     You will be voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect two Class I directors to serve until the 2003 annual meeting of stockholders;

     2. APPROVAL OF OPTION PLAN. To approve and adopt the 2000 Equity Incentive Plan;

     3. AMENDMENT OF STOCK PLAN. To adopt an amendment to the Amended and Restated 1998 Employee, Director and Consultant Stock Plan;

     4. RATIFICATION OF AUDITORS.  To ratify the selection of
        PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2000; and

     5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

     Only holders of record of our common stock at the close of business on April 12, 2000 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are

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entitled to one vote for each share of common stock held on that date. On April
12, 2000, there were 45,928,639 shares of our common stock and 6,726,692 shares of our Class B common stock outstanding and entitled to vote.

HOW DO I VOTE BY PROXY?

     You may vote your shares by:

     - VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

     - VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

     - VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

     If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

     - "FOR" the election of all of our nominees for director;

     - "FOR" the approval and adoption of the 2000 Equity Incentive Plan;

     - "FOR" the amendment to the Amended and Restated 1998 Employee, Director and Consultant Stock Plan; and

     - "FOR" the ratification of PricewaterhouseCoopers LLP as our independent auditors.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     1. Submitting another proxy by mail, telephone or Internet with a more recent date than that of the proxy first given.

     2. Sending written notice of revocation to our corporate secretary, Matthew
        S. Heiter.

     3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

HOW MANY VOTES ARE REQUIRED?

     If a quorum is present at the annual meeting,

     - The director nominees will be elected by a plurality of the votes cast in person or by proxy at the annual meeting, meaning that the 2 nominees receiving the most votes will be elected.

     - The approval and adoption of the 2000 Equity Incentive Plan; the amendment of the Amended and Restated 1998 Employee, Director and Consultant Stock Plan; the ratification of the
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
       appointment of PricewaterhouseCoopers LLP as our independent auditors; and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

     A majority of the outstanding shares of iPIX common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who hold shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, as well as paid solicitors, may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained Morrow and Company to assist in the solicitation for a fee of $9,000.00 plus reasonable out-of-pocket expenses.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?

     To be considered either for inclusion in the proxy materials solicited by the directors for the 2001 annual meeting or for consideration by the stockholders at the 2001 annual meeting, proposals by stockholders must be received by Matthew S. Heiter, Corporate Secretary, 1009 Commerce Park Drive, Oak Ridge, Tennessee 37830, no later than December 25, 2000. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

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                      PROPOSAL 1 -- ELECTION OF DIRECTORS

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     The board has nominated the following individuals to serve as Class I directors: John Trezevant and John S. Hendricks. If either of the nominees is not available to serve as a director at the time of the annual meeting (an event which we do not now anticipate), the proxies will be voted for the election of another person that the board may designate, unless the board, in its discretion, reduces the number of directors. The remaining members of the board (Class II and Class III directors) will continue as members of the board until their respective terms expire, as indicated below.

     Information about the two individuals nominated as directors and the remaining members of the board is provided below:

NOMINEES FOR ELECTION -- CLASS I DIRECTORS -- TERMS EXPIRING 2003

     John S. Hendricks, 47, has been a director of iPIX since January 2000. Mr. Hendricks served as a director of Interactive Pictures from January 1997 until January 2000. Since 1982, Mr. Hendricks has been chairman and chief executive officer of Discovery Communications, Inc., a television broadcasting company. He is also a member of the boards of directors of Excalibur Technologies Corporation, the National Museum of Natural History, Smithsonian Institution, the James Madison Council, the Library of
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

Congress, the National Cable Television Association and the Academy of Television Arts and Sciences. Mr. Hendricks is also a member of the advisory board of the Lowell Observatory, chairman of the board of trustees of the Walter Kaitz Foundation and Co-chair for the CEO Forum on Education and Technology. Mr. Hendricks holds a bachelor's degree and an honorary doctorate from the University of Alabama.

     John Trezevant, 48, has been a director of iPIX since January 2000. Mr. Trezevant served as a director of Interactive Pictures from December 1999 until January 2000. Since 1994, Mr. Trezevant has been president of Trezevant Realty Corporation and general partner of Trezevant Properties.

INCUMBENT DIRECTORS -- CLASS II -- TERMS EXPIRING 2001

     Leonard B. McCurdy, 52, has been a director of iPIX since January 2000. Mr. McCurdy served as chairman and a member of bamboo.com's board of directors from bamboo.com's inception until January 2000. From January 1999 until January 2000, Mr. McCurdy also served as bamboo.com's chief executive officer. Since 1991, Mr. McCurdy has served as the president of Lanek Limited, a private investment holding company. From 1988 to 1991, Mr. McCurdy served as president and chief executive officer of ISM Information Systems Management Corporation, a company that provided large technology solutions. Mr. McCurdy is the father of Kevin B. McCurdy.

     John Moragne, 42, has been a director of iPIX since January 2000. Mr. Moragne served as director of bamboo.com from March 1999 until January 2000. Since May 1993, Mr. Moragne has served as managing director of Trident Capital, a private equity investment firm. Mr. Moragne is currently a director of DAOU Systems, Inc., MapQuest.com, Inc. and Newgen Results Corp. Mr. Moragne holds a Bachelor of Arts from Dartmouth College, a master of sciences degree from the Stanford Graduate School of Applied Earth Sciences and a master's degree in business administration from the Stanford Graduate School of Business.

     Laban P. Jackson, Jr., 57, has been a director of iPIX since January 2000. Mr. Jackson served as a director of Interactive Pictures from January 1989 until January 2000. Since January 1989, Mr. Jackson has served as chairman of Clear Creek Properties, a real estate development company. Mr. Jackson is a director of BankOne Corporation, TBN Holdings, Inc. and Gulf Stream Home and Garden, Inc. Mr. Jackson is a graduate of the United States Military Academy.

INCUMBENT DIRECTORS -- CLASS III -- TERMS EXPIRING 2002

     James M. Phillips, 48, has been the chairman and chief executive officer of iPIX since January 2000. Mr. Phillips served as the chairman and chief executive officer of Interactive Pictures from March 1997 to January 2000 and was a member of the board of directors of Interactive Pictures from 1995 until January 2000. From June 1995 to March 1997, Mr. Phillips was corporate vice president of Motorola, Inc.'s multimedia markets division, a division that manufactures, markets and sells cable modems and other advanced telecommunications products and systems. From June 1994 to June 1995, Mr. Phillips was vice president and general manager for Motorola's personal communication systems division, a division that designs, manufactures, markets and distributes PCS subscriber and infrastructure systems and equipment and other intelligent devices. Mr. Phillips also serves on the Fogelman School of Business board of advisors at the University of Memphis and on the Chancellor's advisory council for enhancement for the University of Tennessee, and as a director of Tennessee Technology, Inc. and the East Tennessee Economic Council. Mr. Phillips holds a bachelor's degree and a master's degree in business administration from the University of Memphis.

     Kevin B. McCurdy, 25, has been a director of iPIX since January 2000. Mr. McCurdy founded bamboo.com in November 1995 and served as an executive vice president and director of bamboo.com from its inception until January 2000. From September 1991 to June 1995, Mr. McCurdy attended Babson College where he earned a bachelor of science in business administration. Mr. McCurdy is the son of Leonard B. McCurdy.

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

     Michael D. Easterly, 53, has served as director of iPIX since January 2000. Mr. Easterly served as a director of Interactive Pictures from December 1999 to January 2000. Since 1994, Mr. Easterly has been president and is also chief executive officer of Legacy Investment Group, Inc. and chief manager of Legacy Lodging, L.L.C. Mr. Easterly is a member of the board of trustees of the GSU Foundation. Mr. Easterly holds a bachelor's of science degree from the University of Tennessee and a master's degree in business administration from Georgia State University.

     ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

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                    INFORMATION ABOUT THE BOARD OF DIRECTORS

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ROLE OF THE BOARD

     Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly and through discussions with our executive officers.

     During 1999 the board had nine meetings. All incumbent directors attended 75% or more of the combined total meetings of the board and the committees on which they served during 1999.

CLASSIFICATION OF DIRECTORS

     Our board of directors is divided into three classes under our amended and restated certificate of incorporation. Class I consists of Messrs. Hendricks and Trezevant and is standing for election at this annual meeting. Class II consists of Messrs. Jackson, Leonard McCurdy and Moragne and will stand for election at the annual meeting of stockholders to be held in 2001. Class III consists of Messrs. Phillips, Kevin McCurdy and Easterly and will stand for election at the annual meeting of the stockholders to be held in 2002.

BOARD COMMITTEES

     The audit committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. With the consummation of the merger, the audit committee consists of Messrs. Jackson and Easterly. In 1999, the audit committee consisted of Philip Sanderson, John Moragne, Randall Bresee and Anthony Calleja and met two times during 1999. Our board of directors is in the process of adopting a charter which will govern the actions of the audit committee.

     The compensation committee of the board of directors reviews and recommends to the board the compensation and benefits of our executive officers, administers our stock option plans and employee stock purchase plan and establishes and reviews general policies relating to compensation and employee benefits. With the consummation of the merger, the compensation committee consists of Messrs. Jackson, Hendricks and Leonard McCurdy. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. In 1999, the compensation committee consisted of John Moragne and Duncan Fortier and met three times during 1999.

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

     The nominating committee of the board of directors will nominate candidates to stand for election to the board of directors of iPIX in the future. Pursuant to a provision in the merger agreement between Interactive Pictures and bamboo.com, the nominating committee will use its best efforts for each of the next two years to nominate the class of directors whose term is expiring for reelection. The nominating committee will consider nominees recommended by security holders pursuant to the advance notice provisions for stockholder proposals and nominations contained in our bylaws. Please see "When are stockholder proposals for the 2001 annual meeting due?" on page 3. The nominating committee consists of Messrs. Philips, Leonard McCurdy, Kevin McCurdy and Laban P. Jackson, Jr. The nominating committee did not meet during 1999.

DIRECTOR COMPENSATION

     Directors do not receive cash compensation for their service as members of the board of directors, although they are reimbursed for expenses in connection with attendance at board and committee meetings. Additional compensation is not provided for committee participation or special assignments of the board of directors. From time to time, our directors have received and may continue to receive grants of options to purchase common stock.

TECHNOLOGY ADVISORY BOARD

     We have established a technology advisory board whose membership includes leaders in basic fields of science and technology that are relevant to our future products, as well as other persons experienced in business and photography. The members of the technology advisory board are:

     - John Battin, who previously served on our board of directors and was senior vice president of Motorola's multimedia division;

     - Dr. Alvin Trivelpiece, director of the Oak Ridge National Laboratory and president of Lockheed-Martin Energy Research;

     - Dr. Deborah Rieman, executive director of CheckPoint Software Technology, Inc., a leading provider of secure enterprise networking solutions; and

     - Senator Howard H. Baker, Jr., the former majority leader of the Senate and a publisher of a collection of photographs of the Big South Fork region of Tennessee.

     The technology advisory board meets with our management and key research and development personnel at least semi-annually and provides advice regarding future trends in business, photography, technology and basic sciences. In consideration of this service, we granted to each of Messrs. Battin and Baker and Drs. Trivelpiece and Rieman stock options to purchase 16,296 shares of our common stock. These grants were made in accordance with our director compensation policy. The option to purchase 6,984 of these shares vested on the date of the grant, with an additional 4,656 shares vesting on the first and second anniversary of the date of the grant.

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         PROPOSAL 2 -- APPROVAL OF THE IPIX 2000 EQUITY INCENTIVE PLAN

--------------------------------------------------------------------------------

     The board has adopted the iPIX 2000 Equity Incentive Plan (the "2000 plan") and is recommending that stockholders approve the 2000 plan at the annual meeting. The 2000 plan is integral to our compensation strategies and programs. In order to retain and secure employees in an intense and competitive employment environment, we must offer competitive compensation programs, particularly with respect to equity-based awards. The 2000 plan will give us the ability and flexibility to attract and retain the personnel needed for our business.

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

     A summary of the principal features of the 2000 plan is provided below, but is qualified in its entirety by reference to the full text of the 2000 plan which is attached hereto as Annex A.

SHARES AVAILABLE FOR ISSUANCE

     The 2000 plan authorizes the granting of options to purchase up to 3,500,000 shares of our common stock. Also, the 2000 plan provides that, beginning fiscal year 2001, the number of shares available for issuance under the 2000 plan may be increased annually by the lesser of 5% of the outstanding shares on the first day of the fiscal year or an amount determined by the compensation committee. The terms of the 2000 plan may be amended by the compensation committee or the board of directors. As of April 1, 2000, no options to purchase shares of our common stock had been granted under the 2000 plan.

ADMINISTRATION AND ELIGIBILITY

     The 2000 plan will be administered by a compensation committee consisting of two or more directors appointed by our board of directors. The compensation committee has the sole authority to interpret the 2000 plan and to decide all questions of fact arising in its application. Subject to the provisions of the 2000 plan, the compensation committee is authorized to establish rules for the administration of the 2000 plan, to interpret the 2000 plan, to make determinations about when to make grants under the 2000 plan and the characteristics of these grants, and to take other actions consistent with the 2000 plan.

     All of our employees, including employees who are officers or members of the board, and members of the board who are not employees are eligible to participate in the 2000 plan. Also, consultants and advisors who perform services to us are eligible to participate in the 2000 plan if they render bona fide services and the services are not in connection with the offer or sale of our securities in a capital-raising transaction.

GRANTS OF OPTIONS

     The compensation committee is authorized to grant stock options, which may be incentive stock options, or ISOs, or nonqualified stock option, or NQSOs. The option price for an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of common stock on the date of grant. The option price of any ISO will not be less than the fair market value of the underlying shares of common stock on the date of grant. The compensation committee also determines the term of each option provided that the exercise period may not exceed ten years from the date of grant. However, an ISO that is granted to an employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of our stock, may not have a term that exceeds five years from the date of grant. An optionee may pay the purchase price in cash, by delivering shares of common stock already owned by the optionee and having a fair market value on the date of exercise equal to the option price, or by any other method that the compensation committee may approve. The purchase price of the shares purchased pursuant to an option must be paid in full upon delivery of the share certificates.

     For purposes of the 2000 plan, fair market value means the last reported sale price of our common stock on the Nasdaq National Market on the grant date, or if there were no trades on that date, the latest preceding date upon which a sale was reported.

EXERCISABILITY

     At the time of the option grant, the compensation committee in its sole discretion, will determine when options are exercisable, any conditions precedent to exercise and when they expire.

TERMINATION OF EMPLOYMENT OR SERVICES

     If an optionee ceases to be an employee, non-director employee, consultant or advisor for any reason other than death, disability or termination for cause, then any vested options will terminate unless exercised within 90 days of the date on which the optionee ceases to be employed by or provide service to us.

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

     If an optionee is terminated for cause, any vested options will terminate as of that date. If the optionee becomes disabled, any vested options will terminate unless exercised within one year after the termination date. If the optionee dies, or dies within 90 days after the date the optionee's service or employment ceases for any reason other than death, disability, or termination for cause, any vested option will terminate unless exercised within one year after the termination date.

     If options expire or are terminated for any reason without being exercised, the shares of common stock subject to those options will again be available for grant.

ADJUSTMENT IN SHARES COVERED BY OPTIONS

     The number of shares covered by each outstanding option will be adjusted to account for changes in the number of our issued and outstanding shares of common stock by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares, by reason of a merger, consolidation or reorganization in which we are the surviving corporation, by reason of a reclassification or change in par value, or by reason of any extraordinary or unusual event affecting the outstanding shares of our common stock.

CHANGE OF CONTROL

     In the event of a change of control, any outstanding options will become fully exercisable, unless the compensation committee determines otherwise. If a merger takes place in which we are not the surviving corporation, all outstanding options will be assumed or replaced with comparable options of the surviving corporation. The compensation committee may require that optionees surrender their outstanding options in the event of a change of control and receive a payment in cash or common stock equal to the amount by which the fair market value of the shares subject to the options exceeds the exercise price of the options.

TRANSFERABILITY

     The options are exercisable during the lifetime of the optionee only by the optionee or his or her authorized representative. An optionee may not transfer the options except by will or by the laws of descent and distribution or, with respect to nonqualified stock options, if the compensation committee permits.

AMENDMENT OR TERMINATION OF THE 2000 PLAN

     Our board of directors may terminate or amend the 2000 plan at any time, provided that any amendment to the 2000 plan that requires stockholder approval will be submitted to a vote of stockholders in order to comply with Section 162(m) of the Internal Revenue Code if that Section is applicable. Except as otherwise provided in the 2000 plan, the board cannot increase the number of shares that may be issued under the 2000 plan without stockholder approval. Neither the compensation committee nor the board may amend the 2000 plan in a manner which would impair or adversely affect the rights of an optionee without the optionee's consent or make the option grant contrary to law. The 2000 plan became effective on April 3, 2000 and will terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier.

WITHHOLDING OF TAXES

     We may require optionees to pay any tax owed resulting from the exercise of an option and we have the right to withhold any taxes required by law to be withheld.

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FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences to us and to any person granted an option under the 2000 plan under the applicable provisions of the Internal Revenue Code of 1986 and the regulations thereunder are substantially as follows:

     NQSOs. No income will be recognized by an optionee upon the grant of an NQSO. On the exercise of an NQSO, the optionee will generally have ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price of the option. The income recognized by an optionee who is also one of our employees will be subject to tax withholding. Upon a later sale of the shares, the optionee will have capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis of the shares held.

     We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NQSO.

     ISOs. No income will be recognized by an optionee upon the grant of an ISO. Also, the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were an NQSO) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the options or (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will have ordinary income in the year of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale of the stock. The optionee will have capital gain or loss in an amount equal to the difference between (i) the amount realized by the optionee upon the disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, that is recognized by the optionee. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee if the stockholder fails to satisfy the ISO holding period requirements.

     The foregoing is only a summary of ours and the optionee's federal income effects with regard to the grant and exercise of options under the 2000 plan. The summary does not purport to be complete and references should be made to the applicable provisions of the Internal Revenue Code.

     As of April 12, 2000, the closing price of our common stock was $26.875.

     APPROVAL OF THE 2000 PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF 2000 PLAN IS IN OUR BEST INTEREST SINCE IT WILL ASSIST US IN EFFECTIVELY RECRUITING, MOTIVATING AND RETAINING THE CALIBER OF EMPLOYEES, DIRECTORS, ADVISORS AND CONSULTANTS ESSENTIAL FOR ACHIEVEMENT OF OUR SUCCESS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN.

--------------------------------------------------------------------------------

       PROPOSAL 3 -- AMENDMENT OF THE AMENDED AND RESTATED 1998 EMPLOYEE,
                       DIRECTOR AND CONSULTANT STOCK PLAN

--------------------------------------------------------------------------------

     The board of directors has proposed the adoption by our stockholders of an amendment to the Amended and Restated 1998 Employee, Director and Consultant Stock Plan. The 1998 plan was originally adopted by bamboo.com, a predecessor of iPIX, in December 1998, and was amended and restated in July 1999 and further amended in January 2000.

     A summary of the principal features of the 1998 plan is provided below, but is qualified in its entirety by reference to the full text of the 1998 plan which is attached hereto as Annex B.

SHARES AVAILABLE FOR ISSUANCE

     As of April 1, 2000, options to purchase 10,333,578 shares of our common stock were authorized and reserved for issuance under the 1998 plan. In April 2000, the board of directors approved an amendment to increase the number of shares of common stock authorized and reserved under the 1998 plan by 1,450,000 for a total of 11,783,578 shares of common stock. The 1998 plan provides that, beginning fiscal year 2000, the number of shares available for issuance under the 1998 plan may be increased annually by the lesser of 2,800,000, 5% of the number of shares outstanding on the first day of the fiscal year or an amount to be determined by our board of directors. As of April 10, 2000, options to purchase 10,874,079 shares of our common stock had been granted under the 1998 plan. If you do not approve the amendment to the 1998 plan at the annual meeting, we will cancel all options granted under the 1998 plan which are in excess of the options previously authorized by the 1998 plan.

ADMINISTRATION AND ELIGIBILITY

     The 1998 plan may be administered by our board or by a committee of our board of directors consisting of two or more directors. The compensation committee has the authority to interpret the 1998 plan. Subject to the provisions of the 1998 plan, the compensation committee is authorized to establish rules for the administration of the 1998 plan, to interpret the 1998 plan and to make determinations about when to make grants under the 1998 plan and the characteristics of these grants and to take other actions consistent with the 1998 plan.

     The 1998 plan provides for the grant of stock options to employees, officers, directors and consultants of ours and any of our affiliates. Persons who receive grants of options are referred to as the optionees.

GRANTS OF OPTIONS

     Options granted under the 1998 plan may be ISOs that are intended to meet all of the requirements of an incentive stock option as defined in Section 422 of the Internal Revenue Code or NQSOs, that are not intended so to qualify. NQSOs may be granted to any of our employees, directors, officers or consultants, but ISOs may only be granted to our employees. The price at which shares may be purchased upon exercise of an option shall be fixed by the compensation committee, in its sole discretion. The option price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of common stock on the date of grant. The option price of any ISO will not be less than the fair market value of the underlying shares of common stock on the date of grant. The compensation committee also determines the term of each option provided that the exercise period may not exceed ten years from the date of grant. In the case of an ISO granted to an optionee who, at the time the ISO is granted, owns stock representing more than 10% of the total combined voting power of all classes of our stock or our parent or subsidiary, the term of the ISO shall not exceed five years from the date of grant. The optionee may pay the exercise price in cash, by delivering shares of common stock already owned by the optionee and having a fair market value on the date of exercise equal to the option price or by any other method as the compensation committee may approve.

     For purposes of the 1998 plan, fair market value means the closing sales price for our common stock on the Nasdaq National Market for the last market trading day prior to the time of determination.

STOCK PURCHASE RIGHTS

     Stock purchase rights are the right to purchase shares of our common stock under the 1998 plan. Stock purchase rights are granted at the fair market value of our common stock at the time of grant. Unless the compensation committee determines otherwise, the restricted stock purchase agreement entered into in connection with the exercise of the stock purchase right shall grant us a repurchase option that is exercisable upon the voluntary or involuntary termination of the purchaser's service with us for any reason, including death or disability. The purchase price for share repurchases shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. Any repurchase option shall lapse at the rate that the compensation committee determines.

EXERCISABILITY

     At the time of the option grant, the compensation committee in its sole discretion, will determine when options are exercisable, may impose vesting periods, will determine when the options expire and may impose any other conditions to the option grants.

TERMINATION OF EMPLOYMENT OR SERVICES

     If an optionee ceases to be an employee, director, officer or consultant of ours for any reason other than death or disability, then any vested options will remain exercisable for three months following the optionee's termination or the period specified in a stock option agreement.

     If an optionee becomes disabled, then any vested options will remain exercisable for twelve months following the optionee's termination or such period specified in a stock option agreement.

     If an optionee dies while serving as our employee, director, officer or consultant, any vested options will remain exercisable for twelve months following the optionee's termination or the period specified in a stock option agreement.

     If options expire or are terminated for any reason without exercise, the shares of common stock subject to those options will again be available for grant.

ADJUSTMENTS IN SHARES COVERED BY OPTIONS

     Upon a stock split, combination or similar corporate event, the 1998 plan provides for appropriate adjustments to the number of shares authorized under the 1998 plan and similar adjustments to the number of options and stock purchase rights outstanding under the 1998 plan.

CHANGE OF CONTROL

     In the event that we merge with or into another corporation or upon a sale of substantially all of our assets, the successor corporation shall assume or substitute each option or stock purchase right. If the outstanding options or stock purchase rights are not assumed or substituted, the compensation committee shall notify optionees of their right to exercise options or stock purchase rights for all shares covered by the options or the stock purchase rights, including shares which would not otherwise be exercisable, for a period of fifteen days from the date of the notice. In this case, the option or stock purchase right will terminate upon the expiration of the fifteen-day period.

TRANSFERABILITY

     The options are exercisable during the lifetime of the optionee only by the optionee. An optionee may not transfer the options except by will or by the laws of descent and distribution.

AMENDMENT OR TERMINATION OF THE 1998 PLAN

     Our board may at any time amend, alter, suspend or terminate the 1998 plan. We must obtain stockholder approval for any amendment to the 1998 plan where stockholder approval is required. Neither the compensation committee nor our board may amend the 1998 plan in a manner which would impair or adversely affect the rights of any optionee without the optionee's consent. The 1998 plan was originally adopted in December 1998 and continues in effect for a term of ten years unless terminated earlier.

WITHHOLDING OF TAXES

     We may require optionees to pay any tax owed resulting from the exercise of an option and we have the right to withhold any taxes required by law to be withheld.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences to us and to any person granted an option under the plan under the applicable provisions of the Internal Revenue Code of 1986 and the regulations thereunder are substantially as follows:

     NQSOs. No income will be recognized by an optionee upon the grant of an NQSO. On the exercise of an NQSO, the optionee will generally have ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price of the option. The income recognized by an optionee who is also one of our employees will be subject to tax withholding. Upon a later sale of the shares, the optionee will have capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis of the shares held.

     We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NQSO.

     ISOs. No income will be recognized by an optionee upon the grant of an ISO. Also, the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were an NQSO) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the options or (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will have ordinary income in the year of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale of the stock. The optionee will have capital gain or loss in an amount equal to the difference between (i) the amount realized by the optionee upon the disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, that is recognized by the optionee. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee if the stockholder fails to satisfy the ISO holding period requirements.

     Stock Purchase Rights. There will be no federal income tax consequences to either a participant or us upon the grant of a stock purchase right. At the time that shares acquired under the stock purchase right become transferable or, if earlier, nonforfeitable, a participant generally will recognize taxable income equal to the difference between the fair market value of the shares acquired and the purchase price paid under the stock purchase right and, subject to Section 162(m) of the Internal Revenue Code and a participant including such compensation in income and us satisfying applicable reporting requirements, we will be entitled to a corresponding deduction. Under certain circumstances, however, a participant may elect, within thirty days after the acquisition of shares under a stock purchase right, to recognize ordinary income as of the date of acquisition and we will be entitled to a corresponding deduction at that time.

     The foregoing is only a summary of ours and the optionee's federal income tax effects with regard to the grant and exercise of options and stock purchase rights under the 1998 plan. The summary does not purport to be complete and references should be made to the applicable provisions of the Internal Revenue Code.

     APPROVAL OF THE AMENDMENT TO THE 1998 PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE AMENDMENT TO THE 1998 PLAN IS IN OUR BEST INTEREST.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1998 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN.

--------------------------------------------------------------------------------

       PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

     The board of directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit our financial statements for the 2000 fiscal year. We are presenting this nomination to the stockholders for ratification at the annual meeting.

     In the event you do not ratify the appointment, the board of directors will reconsider its selection. Even if the appointment is ratified, the board of directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the board of directors feels that such a change would be in the best interest of us and our stockholders.

     PricewaterhouseCoopers LLP has audited our financial statements since the year ended December 31, 1994. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.

--------------------------------------------------------------------------------

                  BENEFICIAL OWNERSHIP OF IPIX COMMON STOCK OF
                PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

--------------------------------------------------------------------------------

     The table below shows the amount of our common stock beneficially owned by
(a) each stockholder known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our directors and named executive officers, and (c) all current directors and executive officers as a group. Unless otherwise stated, the address for each person in the table is 1009 Commerce Park Drive, Oak Ridge, Tennessee, 37830.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with regard to all shares beneficially owned. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of our common stock underlying options or warrants exercisable within 60 days of April 1, 2000, but excludes shares of common stock underlying options held by other persons. We are presenting ownership information as of April 1, 2000.

                                         NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED      PERCENTAGE OF SHARES(%)
------------------------------------    ------------------      -----------------------
Motorola, Inc.                              2,846,782(1)                  6.1
  1303 East Algonquin Rd.
  Schamburg, IL 60196
Funds affiliated with Trident Capital       2,410,884(3)                  5.1
  John Moragne(2)
  2480 Sand Hill Road
  Menlo Park, CA 94025
Lanek Limited
  Leonard B. McCurdy                        2,366,000(4)                  5.0
James M. Phillips                           1,118,975(5)                  2.3
Jeffrey D. Peters                             120,285(6)                    *
John J. Kalec                                 108,637(7)                    *
Mark R. Searle                                140,000(8)                    *
John S. Hendricks                             588,761(9)                  1.3
Laban P. Jackson, Jr                          342,227(10)                   *
Kevin B. McCurdy                            1,430,800                     3.1
All directors and executive officers
  as a group (15 persons)                   9,451,091(11)                19.3

---------------

   * Less than one percent
 (1) Includes 7,760 shares of common stock issuable upon the exercise of stock options.
 (2) Mr. Moragne, a member of our board of directors, is a member of Trident Capital Management-II, L.L.C., the general partner of Information Associates-II, L.P. Mr. Moragne is also a member of IA-II Affiliates Fund, L.L.C. Mr. Moragne disclaims beneficial ownership of the shares held by Information Associates-II, L.P. and IA-II Affiliates Fund, L.L.C. except to the extent of his pecuniary interest.
 (3) Includes 2,277,996 shares held by Information Associates-II, L.P. and 132,888 shares held by IA-II Affiliates Fund, L.L.C.
 (4) Includes 1,971,200 shares held by Lanek Limited, a five percent stockholder and affiliate of Leonard B. McCurdy, a member of our board of directors, and 378,000 shares of common stock issuable upon the exercise of stock issuable upon the exercise of stock options held by Leonard McCurdy and Lanek Limited.
 (5) Includes 3,519 shares held in for the benefit of Mr. Phillips' minor children in trust and 1,115,456 shares of common stock issuable upon the exercise of stock options.
 (6) Includes 108,646 shares of common stock issuable upon the exercise of stock options.
 (7) Includes 85,358 shares of common stock issuable upon the exercise of stock options.
 (8) Includes 136,000 shares of common stock issuable upon the exercise of stock options.
 (9) Includes 15,520 shares of common stock issuable upon the exercise of stock options. Also includes 111,698 shares of common stock held by Hendricks Family Investments, L.L.C. Also includes 461,543 shares of common stock held by Discovery Communications, Inc. of which Mr. Hendricks is chairman and chief executive officer, to which he disclaims all beneficial ownership.
(10) Includes 138,800 shares of common stock issuable upon the exercise of stock options.
(11) Includes 2,012,750 shares of common stock issuable upon the exercise of stock options. Also includes 2,277,996 shares held by Information Associates-II, L.P. and 132,888 shares held by IA-II Affiliates Fund, L.L.C. Also includes 1,971,200 shares held by Lanek Limited. Also includes 111,698 and 461,543 shares of common stock held by Hendricks Family Investments and Discovery Communications, respectively.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

     The table below sets forth summary compensation information for each of the last two fiscal years with regard to our chief executive officer and our four other most highly compensated executive officers who are referred to as named officers.

Executive Compensation Table

                                                      ANNUAL COMPENSATION
                             ---------------------------------------------------------------------
                                                                  LONG-TERM
                                                                 COMPENSATION
                                                           ------------------------
                                     FISCAL YEAR           RESTRICTED    SECURITIES
                             ---------------------------      STOCK      UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION          SALARY      BONUS       AWARDS       OPTIONS     COMPENSATION
---------------------------         --------    --------   -----------   ----------   ------------
James M. Phillips            1999   $393,044    $550,000     $    --           --       $338,010(1)
  Chairman and Chief         1998    383,438                      --           --        214,989(2)
  Executive Officer
Leonard B. McCurdy(3)        1999    170,621          --          --           --             --
                             1998     10,109(4)       --      34,758      560,000(5)     137,643
Jeffrey D. Peters            1999    302,626     200,000          --           --         18,442(6)
  President                  1998    112,692          --          --           --         25,000(6)
John J. Kalec                1999    176,532     200,000          --           --             --
  Chief Financial Officer    1998     62,372          --          --           --             --
Mark R. Searle               1999    137,500          --          --           --             --
  Chief Operating Officer    1998         --(7)       --          --           --             --

---------------

(1) This amount represents a relocation expense of $313,825 and life insurance premiums of $24,185 we paid on behalf of Mr. Phillips.
(2) This amount represents a relocation expense of $190,794 and life insurance premiums of $24,195 we paid on behalf of Mr. Phillips.
(3) Mr. McCurdy was chairman and chief executive officer of bamboo.com in 1999.
(4) Leonard McCurdy received $10,109 for fees and services rendered to us for fiscal year ended December 31, 1998.
(5) These options and stock were granted to Lanek Limited, an entity affiliated with Leonard McCurdy.
(6) This amount represents a relocation expense we paid on behalf of Mr. Peters.
(7) Mr. Searle joined us in January 1999.

     The table below sets forth information regarding stock option holdings held by the named officers as of December 31, 1999.

Stock Option Grants in the Fiscal Year ended December 31, 1999

                                            INDIVIDUAL GRANTS
                           ----------------------------------------------------
                                           PERCENTAGE                                 POTENTIAL REALIZABLE VALUE AT
                                            OF TOTAL                                  ASSUMED ANNUAL RATES OF STOCK
                            NUMBER OF       OPTIONS                                   PRICE APPRECIATION FOR OPTION
                             OPTIONS       GRANTED TO    EXERCISE                                TERM(1)
                            GRANTED IN    EMPLOYEES IN     PRICE     EXPIRATION   --------------------------------------
NAME                       FISCAL 1999    FISCAL 1999    ($/SHARE)      DATE        0%($)         5%($)        10%($)
----                       ------------   ------------   ---------   ----------   ----------   -----------   -----------
James M. Phillips            186,234          2.0%         $5.62       4/9/09     $3,679,053   $ 6,284,458   $10,096,289
Leonard B. McCurdy            42,000(2)       0.4           0.18       1/1/09      1,058,190     1,645,768     2,505,423
                             336,000(3)       3.5           0.18       2/2/09      8,465,520    13,166,144    20,043,382
Jeffrey D. Peters             46,559          0.5           5.62       4/9/09        919,773     1,571,131     2,524,099
John J. Kalec                 81,478          0.9           5.62       4/9/09      1,609,598     2,749,471     4,417,161
Mark R. Searle               112,000(4)       1.2           0.18       2/2/09      2,821,840     4,388,715     6,681,127
                              56,000(4)       0.6           0.27       4/6/09      1,405,880     2,189,317     3,335,524

---------------

(1) Assumes increases in the fair market value of the common stock of 0%, 5% and 10% per year from $25.375 over the terms of the options in compliance with the rules and regulations of the Securities and Exchange Commission, and does not represent our estimate or projection of the future value of the common stock. The actual value realized may be greater or less than the potential realizable values presented in the table.
(2) These options were granted to Lanek Limited, an entity affiliated with Leonard McCurdy and were fully exercisable on the date of grant.
(3) These options became fully exercisable upon the completion of bamboo.com's initial public offering.
(4) 25% of the shares subject to these options became exercisable upon the completion of bamboo.com's initial public offering.

Stock Option Exercise and Values for Fiscal Year ended December 31, 1999

                                                            NUMBER OF SHARES
                                NUMBER                         UNDERLYING               VALUE OF UNEXERCISED
                               OF SHARES                 UNEXERCISED OPTIONS AT             IN-THE-MONEY
                               ACQUIRED                       FY-END, 1999             OPTIONS AT FY-END, 1999
                                  ON        VALUE     ----------------------------   ---------------------------
            NAME               EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               ---------   --------   -----------    -------------   -----------   -------------
James M. Phillips                3,519     $50,455     1,053,378        186,234      $20,809,482    $3,679,053
Leonard B. McCurdy(1)               --          --       378,000(2)          --        9,523,710            --
Jeffrey D. Peters(1)                --          --        93,117         93,118        1,958,716     1,899,142
John J. Kalec(1)                    --          --        58,199         81,478        1,224,216     1,609,598
Mark R. Searle                   4,000      65,670        38,000        126,000          957,410     3,169,890

---------------

(1) These officers did not exercise any options in 1999.
(2) These include 42,000 options granted to Lanek Limited, an entity affiliated with Leonard B. McCurdy.

EMPLOYMENT AGREEMENTS

     We have entered into employment agreement with the following named officers.

     James M. Phillips. Mr. Phillips' employment agreement expires on December 31, 2001 and is renewable automatically for one year periods unless terminated by us or Mr. Phillips. Mr. Phillips receives an annual salary of $425,000 and is eligible for a performance based bonus. We may terminate Mr. Phillips' employment agreement with or without cause; however, if we terminate the agreement without cause after a change in control or if Mr. Phillips resigns for good reason, Mr. Phillips is entitled to a severance payment of $3,000,000.

     Jeffrey D. Peters. Mr. Peters' employment agreement continues indefinitely unless terminated by us or Mr. Peters. Mr. Peters is entitled to receive an annual salary of $300,000 and is eligible for a performance based annual bonus. We may terminate Mr. Peters' employment agreement with or without cause; however, if we terminate the agreement without cause, Mr. Peters is entitled to a severance payment equal to one year's salary.

     John J. Kalec. Mr. Kalec's employment agreement continues indefinitely unless terminated by us or Mr. Kalec. Mr. Kalec is entitled to receive an annual salary of $250,000 and is eligible for a performance based annual bonus. We may terminate Mr. Kalec's employment agreement with or without cause; however, if we terminate the agreement without cause before August 24, 2000, Mr. Kalec is entitled to a severance payment of $175,000.

     Mark R. Searle. Mr. Searle's employment agreement continues indefinitely unless terminated by us or Mr. Searle. Mr. Searle is entitled to receive an annual salary of $250,000. In the event that Mr. Searle is constructively or actually terminated without cause, he is entitled to a severance payment equal to 20% of his annual base salary, and 25% of his outstanding options will vest under the terms of his option agreement.

STOCK OPTION AND PURCHASE PLANS

Amended and Restated 1998 Employee, Director and Consultant Stock Plan.

     Our Amended and Restated 1998 Employee, Director and Consultant Stock Plan was originally adopted by bamboo.com, a predecessor of iPIX, in December 1998, and was amended and restated in July 1999 and further amended in January and April 2000. The 1998 plan provides for the grant of stock options to employees, officers, directors, consultants and independent contractors of the company or any of our affiliates. An amendment to the 1998 plan is to be considered and voted on at the annual meeting. Please see the discussion for Proposal 3 at page 9 for details regarding the proposed amendment.

     The 1998 plan originally authorized the granting of options to purchase up to 8,179,394 shares of our common stock. The 1998 plan provides that the number of shares available for issuance under the 1998 plan may be increased annually by the lesser of 2,800,000, 5% of the number of shares outstanding on the first day of the fiscal year or an amount to be determined by the board of directors. As of March 1, 2000, options to purchase 7,295,139 shares of common stock had been granted under the 1998 plan. If options expire or are terminated for any reason without being exercised, the shares of common stock subject to these options again will be available for grant.

     The 1998 plan may be administered by our board of directors or by a committee of the board of directors. The 1998 plan provides that the board of directors has the authority to determine from time to time the eligible participants to whom stock options are to be granted, the number of shares of common stock for which options are exercisable and the purchase price of the shares, and all other terms and conditions of the options.

     Options granted under the 1998 plan may be incentive stock options, or ISOs, that are intended to meet all of the requirements of an incentive stock option as defined in Section 422 of the Internal Revenue Code or nonqualified stock options, NQSOs, that are not intended to so qualify.

     The price at which shares may be purchased upon exercise of an option shall be fixed by the committee, in its sole discretion. The option price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of common stock on the date of grant. The option price of any ISO granted under the 1998 plan will not be less than the fair market value of the underlying shares of common stock on the date of grant. The compensation committee will also determine the term of each option provided that the exercise period may not exceed ten years from the date of grant. An optionee may pay the exercise price in cash, by delivering shares of common stock already owned by the optionee and having a fair market value on the date of exercise equal to the option price or by any other method as the compensation committee may approve. The optionee must pay applicable withholding taxes upon exercise of the option as a condition to receiving the shares. The compensation committee may impose vesting and other conditions on grants of options. Options may be exercised while the optionee is an employee, officer, director, consultant or advisor or within a specified period after termination of the optionee's employment or services.

     Unless the administrator determines otherwise, the restricted stock purchase agreement entered into in connection with the exercise of the stock purchase right shall grant us a repurchase option that is exercisable upon the voluntary or involuntary termination of the purchaser's service with us for any reason, including death or disability. The purchase price for share repurchases pursuant to restricted stock purchase agreements shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. Any repurchase option shall lapse at the rate that the administrator determines.

     The 1998 plan provides that in the event we merge with or into another corporation or upon a sale of substantially all of our assets, the successor corporation shall assume or substitute each option or stock purchase right. If the outstanding options or stock purchase rights are not assumed or substituted, the administrator shall provide notice to the optionee that he or she has the right to exercise the option or stock purchase right for all of the shares covered by the option or stock purchase right, including shares which would not otherwise be exercisable, for a period of fifteen days from the date of the notice. The option or stock purchase right will terminate upon the expiration of the fifteen-day period. In addition, options granted under the 1998 plan may provide, an past grants have provided, for additional vesting in the event of our change of control. Upon a stock split, combination or similar corporate event, the 1998 plan provides for appropriate adjustments to the number of shares authorized under the 1998 plan and options outstanding thereunder.

1999 Employee Stock Purchase Plan.

     The 1999 Employee Stock Purchase Plan, which was approved in July 1999 and was amended and restated in January 2000, provides our employees the opportunity to purchase shares of common stock at a price below fair market value. The stock purchase plan is administered by the board of directors or by a committee of the board of directors. The board or its committee has full and exclusive authority to interpret the terms of the purchase plan and determine eligibility.

     Our employees are eligible to participate if they are customarily employed by us or our subsidiaries for at least 20 hours per week over five months in any calendar year. However, an employee may not be granted a right to purchase stock under the purchase plan if that employee:

     - Immediately after the grant owns stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or

     - Owns rights to purchase stock under all employee stock purchase plans accruing at a rate exceeding $25,000 worth of stock for each calendar year.

     A total of 700,000 shares of common stock have been reserved for issuance under the stock purchase plan. The stock purchase plan provides that the number of shares available for issuance under the purchase plan may be increased annually by the lesser of 1,400,000 shares, 2.5% of the outstanding shares on the first day of the fiscal year or an amount determined by the board of directors. As of March 1, 2000, no shares had been purchased by our employees under the stock purchase plan.

     The price of the stock purchased under the stock purchase plan is 85% of the lower of the fair market value of the common stock at the beginning of the offering period, participants will be withdrawn from the current offering period and will automatically be re-enrolled in a new offering period. An employee's eligibility to participate in the stock purchase plan ends automatically upon termination of employment with us.

     The stock purchase plan provides that, in the event we merge with or into another corporation or upon a sale of substantially all of our assets, the successor corporation or upon a sale of substantially all of our assets, the successor corporation may assume or substitute for each outstanding right to purchase shares of common stock under the stock purchase plan. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

Amended and Restated 1997 Equity Compensation Plan.

     Our Amended and Restated 1997 Equity Compensation Plan was originally adopted by Interactive Pictures, a constituent company of iPIX, in November 1997 and was amended and restated in January, 2000. The 1997 plan provides for the grant of stock options to employees, officers, directors, consultants, and independent contractors of the company or any of our affiliates.

     The 1997 plan authorizes the granting of options to purchase up to 4,105,028 shares of our common stock. The number of shares may be adjusted. As of March 1, 2000, options to purchase 3,074,873 shares of our common stock had been granted under the 1997 plan. If options expire or are terminated for any reason without being exercised, the shares of our common stock subject to these options again will be available for grant.

     The 1997 plan may be administered by our board of directors or by a committee of the board of directors. The 1997 plan provides that the board of directors has the authority to determine from time to time the eligible participants to whom stock options are to be granted, the number and purchase price of the shares of common stock for which options are exercisable and all other terms and conditions of the options.

     Options granted under the 1997 plan may be incentive stock options, or ISOs, that are intended to meet all of the requirements of an incentive stock option as defined in Section 422 of the Internal Revenue Code or nonqualified stock options, NQSOs, that are not intended so to qualify. During any calendar year, a grantee may not receive options to purchase common stock for more than 25% of the total number of shares of common stock reserved under the 1997 plan.

     The price which shares may be purchased upon exercise of an option is fixed by the committee, in its sole discretion. The option price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of common stock on the date of grant. An optionee may pay the exercise price in cash, by delivering shares of common stock already owned by the optionee and having a fair market value on the date of exercise equal to the option price, or by any other method as the committee may approve. The optionee must pay applicable withholding taxes upon exercise of the option as a condition to receiving the shares. The compensation committee may impose vesting and other conditions on grants of options, as the committee deems appropriate. Options may be exercised while the optionee is an employee, officer, director, consultant or advisor or within a specified period after termination of the optionee's employment or services.

     In the event of a change of control, any outstanding options will become fully exercisable, unless the committee determines otherwise. If a merger takes place in which we are not the surviving corporation, all outstanding options will be assumed or replaced with comparable options of the surviving corporation. The compensation committee may require that optionees surrender their outstanding options in the event of a change of control and receive a payment in cash or common stock equal to the amount by which the fair market value of the shares subject to the options exceeds the exercise price of the options.

     As of March 1, 2000, we had options to purchase 537,754 shares currently exercisable under our 1997 plan, options to purchase 1,788,174 shares currently exercisable under our 1998 plan and 1,552,887 shares currently exercisable under individual grants that were not granted under any option plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     John Moragne and Duncan Fortier served during fiscal year 1999 as members of the compensation committee of the board of directors. Neither of these persons is or has been an officer or employee of ours. None of our executive officers has served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or compensation committee.

     On January 1, 1999, Mr. Fortier received an option to purchase 42,000 shares of the common stock of bamboo.com for an exercise price of $0.18 per share. On March 12, 1999, Information Associates-II, L.P. and IA-II Associates Fund, L.L.C., both affiliates of Mr. Moragne, acquired 2,277,996 and 132,888 shares, respectively, of the Series B Preferred Stock of bamboo.com for a price per share of $2.07.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following is a report of the compensation committee of the board of directors describing the compensation policies applicable to our executive officers during the fiscal year ended December 31, 1999. The compensation committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the board of directors concerning the granting of options under our stock plans.

     For the fiscal year ended December 31, 1999, the process utilized by the compensation committee in determining executive compensation levels was based on the subjective judgment of the compensation committee. Among the factors considered by the compensation committee were the recommendations of the chief executive officer with respect to the compensation of our key executive officers. However, the compensation committee made the final compensation decisions concerning those officers.

General Compensation Policy

     Our compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of the board to have a portion of each executive's compensation contingent upon our financial performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise,
(ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the board establishes from time to time and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

     The summary below describes in more detail the factors which we consider in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

     The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with us for business and executive talent and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure.

Cash-Based Incentive Compensation

     Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

Long-Term Incentive Compensation

     We have utilized our stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder value. Awards under this plan take the form of stock options designed to give the recipient a significant equity stake in the company and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual's position, his or her performance and responsibilities and industry practices and standards. Long-term incentives granted in prior years and existing level of stock ownership are also taken into consideration.

     Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). Options granted to the executive officers in 1999, typically vested in periodic installments over a three-year period. In 2000, the compensation committee granted options to executive officers that vest over a two year period, half of which vested at the end of the first year and the rest of which vest monthly thereafter. We expect that options granted to executive officers in the future will vest over a three-year period. The number of stock option shares that are granted to individual executives is based on demonstrated performance and independent survey data reflecting competitive market practice. Accordingly, the option grant will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of the common stock appreciates over the option term.

Compensation of the Chief Executive Officer

     James M. Phillips served as chief executive officer of Interactive Pictures Corporation and continues to serve as our chief executive officer following the merger of bamboo.com and Interactive Pictures in January 2000. Leonard B. McCurdy served as bamboo.com's chief executive officer in 1999. The compensation committee determined Mr. Phillips' base salary after evaluating a number of factors, including salaries of chief executive officers of companies of similar size in the industry, his performance and our performance generally. Mr. Phillips' base salary in 1999 was $393,000. In 1999, we completed several significant transactions, including raising of private equity capital and completion of our initial public offering in August 1999. Also, in 1999, we exceeded our revenue growth and other measurement goals for the year. As a result of this extraordinary performance, the compensation committee awarded Mr. Phillips cash bonuses of $550,000.

     During fiscal 1999, the compensation committee reviewed the status of Mr. Phillips' options based on the review of option holdings by individuals in comparable positions in comparable companies. The compensation committee desired to maximize stockholder value by linking Mr. Phillips' compensation to the performance of our common stock. As a result, we issued Mr. Phillips stock options of 186,234 shares in 1999.

Deductibility of Executive Compensation

     The compensation committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by us to each of our executive officers is expected to be below $1 million and the compensation committee believes that options granted under our stock option plans to these officers will meet the requirements for qualifying as performance-based, the compensation committee believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our executive officers. It is the compensation committee's policy to qualify, to the extent reasonable, our executive officers' compensation for deductibility under applicable tax law. However, we may from time to time pay compensation to our executive officers that may not be deductible.

Compensation Committee,

          John S. Hendricks
          Laban P. Jackson, Jr.
          Leonard B. McCurdy

PERFORMANCE GRAPH

     The graph below compares our performance since our initial public offering with the performance of the Nasdaq index and the ISDEX, an index featuring 50 publicly traded Internet companies with representation from twelve Internet sectors. It reflects an investment of $100 on August 25, 1999, the day our stock became publicly traded.

                          TOTAL RETURN TO STOCKHOLDERS
                     (ASSUMES $100 INVESTMENT ON 08/25/99)

                                                 INTERNET PICTURES CORP.        NASDAQ COMPOSITE                  ISDEX
                                                 -----------------------        ----------------                  -----
08/25/99                                                    100                         100                         100
12/31/99                                                 236.61                      145.18                      167.83

---------------

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from
        Bloomberg Financial Markets

--------------------------------------------------------------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from certain reporting persons, we believe that SEC beneficial ownership reporting requirements for 1999 were met.

     Due to the complexity of the reporting rules, we have instituted procedures to assist our officers and directors with these obligations.

--------------------------------------------------------------------------------

                           RELATED PARTY TRANSACTIONS

--------------------------------------------------------------------------------

     Prior to the merger of bamboo.com and Interactive Pictures, persons who were directors, executive officers and affiliates of each company entered into the following transactions during fiscal year 1999.

bamboo.com Related Party Transactions

     On February 2, 1999, bamboo.com made a secured loan in the amount of $53,750 to Mr. Andrew Laszlo for the purchase of 301,000 shares of bamboo.com common stock pursuant to the stock option grant made to Mr. Laszlo on December 30, 1999. The loan accrues interest at 6% per annum and is secured by a full recourse promissory note, the 301,000 shares of bamboo.com common stock, all proceeds of such shares and other collateral.

     On February 18, 1999, bamboo.com borrowed $850,000 from Walden Media and Information Technology Fund, L.P., a related party, in exchange for a promissory note which accrued interest at 10% per year, which was convertible into shares of bamboo.com Series B Preferred Stock. Philip Sanderson, formerly a director, is a partner in the Walden Media and Information Technology Fund, L.P.

     On March 12, 1999, bamboo.com issued Walden Media and Information Technology Fund, L.P., Walden Japan Partners, L.P. and Walden EDB, L.P., related parties, 1,374,204, 96,435 and 96,435 shares of Series B convertible preferred stock, respectively, for a purchase price of $2,844,602, $199,620 and $199,620, respectively. On May 5, 1999 bamboo.com issued an additional 482,177 shares of Series B preferred stock to Walden Media and Information Technology Fund, L.P. for a purchase price of $998,106. Philip Sanderson, a former director, is a partner on the Walden Media and Information Technology Fund, L.P., which is affiliated with Walden Japan Partners, L.P. and Walden EDB Partners, L.P.

     On March 12, 1999, bamboo.com issued Information Associates-II, L.P. and IA-II Affiliates Fund, L.L.C., 2,277,996 and 132,888 shares of Series B convertible preferred stock, respectively, for a purchase price of $4,724,401 and $275,600, respectively. Information Associates-II, L.P. and IA-II Affiliates Fund, L.L.C. are related to Trident Capital, a related party. John Moragne, a director, is an acting general partner in Information Associates-II, L.P. and IA-II Affiliates Fund, L.L.C.

     On March 12, 1999, bamboo.com issued Intel Corporation, a related party, 1,205,440 shares of Series B convertible preferred stock for a purchase price of $2,495,261.

     On March 12, 1999, bamboo.com entered into a strategic alliance agreement with Intel Corporation, a related party.

     On June 1, 1999, bamboo.com made a secured loan in the amount of $20,000 to Mr. Laszlo for the purchase of an aggregate of 98,000 shares of our common stock pursuant to stock option grants made to Mr. Laszlo in February 1999 and April 1999. The loan accrues interest at the rate of 6% per annum and is secured by the 98,000 shares of our common stock and all proceeds of these shares and other collateral.

     On June 11, 1999, bamboo.com issued VantagePoint Venture Partners III, L.P. and VantagePoint Communication Partners, L.P., together a related party, 758,078 and 379,042 shares of common stock, respectively, and 667 and 333 shares of Series C redeemable preferred stock for an aggregate purchase price of $6,666,667 and $3,333,333, respectively.

     On September 10, 1999, bamboo.com made a secured loan in the amount of $20,000 to Mr. Kevin McCurdy for the purchase of an aggregate of 112,000 shares of our common stock pursuant to stock option grants made to Mr. McCurdy in February 1999. The loan accrues interest at the rate of 6% per annum and is secured by the 112,000 shares of our common stock, all proceeds of these shares and other collateral.

     On September 10, 1999, the following executive officers sold shares as part of the underwriters' exercise of their over-allotment option in bamboo.com's initial public offering:

                 NAME                    NUMBER OF SHARES
                 ----                    ----------------
Kevin McCurdy                                112,000
Howard Field                                  56,000
Andrew Laszlo                                 22,400

     On October 22, 1999, bamboo.com made a secured loan in the amount of $33,500 to Mr. John Assaraf for the purchase of an aggregate of 173,600 shares of our common stock pursuant to stock option grants made to Mr. Assaraf in February 1999 and April 1999. The loan accrues interest at the rate of 6% per annum and is secured by the 173,600 shares of our common stock, all proceeds of these shares and other collateral.

INTERACTIVE PICTURES RELATED PARTY TRANSACTIONS

     In December 1996, Interactive Pictures issued to each of Motorola, Inc. and Discovery Communications, Inc., 461,543 shares of common stock for an aggregate purchase price of $2.0 million each. John S. Hendricks, one of our directors, is the chairman and chief executive officer of Discovery. In April 1998, Motorola and Discovery exchanged their shares of Interactive Pictures common stock for a like number of shares of Interactive Pictures' Series B preferred stock. Each of Motorola and Discovery are entitled to demand and piggyback registration rights with regard to these shares.

     Interactive Pictures licensed from Motorola patent and patent applications related to its technology under a patent license agreement dated January 17, 1997. These licenses have been granted for the lives of the underlying Motorola patents on a worldwide, royalty-free, non-exclusive, non-transferable basis with the right to sublicense. We may not grant third parties exclusive licenses for the technology for a term exceeding one year without the prior written consent of Motorola.

     In January 1997, Interactive Pictures granted Discovery a world-wide, exclusive license to utilize its technology in connection with the development of 15 destination-specific CD-ROM titles. The term of the Discovery license will expire on the expiration date of the last underlying patent.

     From January to March 1999, Interactive Pictures sold an aggregate of 4,797,994 shares of Series D preferred stock to a group of private investors for an aggregate purchase price of $27.0 million. Purchasers of Interactive Pictures' Series D preferred stock included the following related parties:

         NAME           NUMBER OF SHARES   AGGREGATE PURCHASE PRICE
         ----           ----------------   ------------------------
Motorola, Inc.              533,110               3,000,000
Laban P. Jackson, Jr.        71,081                 400,000
John S. Hendricks            44,425                 250,000

     All of Interactive Pictures' shares of preferred stock converted into Interactive Pictures common stock upon completion of Interactive Pictures' initial public offering. Each of the purchasers of the Series D preferred stock are entitled to demand and piggyback registration rights with regard to their shares of common stock.

--------------------------------------------------------------------------------

                                 OTHER MATTERS

--------------------------------------------------------------------------------

     The board of directors knows of no matters other than those discussed in this proxy statement which will be presented at the annual meeting. However, if any other matters are properly brought before the annual meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

     We will mail without charge, a copy of our annual report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission. Requests for a copy of the Form 10-K should be directed to Internet Pictures Corporation, 1009 Commerce Park Drive, Oak Ridge, Tennessee 37830,
Attention: Investor Relations; (865) 482-3000.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MATTHEW S. HEITER

                                          MATTHEW S. HEITER,
                                          Secretary

                                    ANNEX A

                         INTERNET PICTURES CORPORATION
                           2000 EQUITY INCENTIVE PLAN

     The purpose of the Internet Pictures Corporation 2000 Equity Incentive Plan (the "Plan") is to provide (i) designated employees (including employees who are also officers or directors) of Internet Pictures Corporation (the "Company") and its subsidiaries, (ii) certain consultants and advisors to the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options and nonqualified stock options ("Options"). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

     1. Administration.

     (a) The Plan will be administered by a compensation committee (the "Committee") of two or more directors appointed by the Board. If no compensation committee is appointed, all references in the Plan to the "Committee" shall be deemed to refer to the Board.

     (b) The Committee shall have the sole authority to (i) determine the individuals to whom Options shall be granted under the Plan, (ii) determine the type, size and terms of the Options to be granted to each such individual, (iii) determine the time when the Options will be granted and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

     (c) The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2. Options.

     Options granted under the Plan may be incentive stock options ("Incentive Stock Options") or nonqualified stock options ("Nonqualified Stock Options") as described in Section 5. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument.

     3. Shares Subject to the Plan.

     (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued under the Plan is 3,500,000 shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to 5% of the outstanding shares on such date or a lesser amount determined by the Committee. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

     (b) If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares,

(ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the maximum number of shares of Company Stock for which any individual participating in the Plan may receive Options in any year, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share of such Options shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

     4. Eligibility for Participation.

     (a) All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

     (b) The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Options and shall determine the number of shares of Company Stock subject to a particular grant in such manner as the Committee determines. The Board must approve the grant and terms of any Options granted to Non-Employee Directors and to any other directors who are members of the Committee. Employees, Key Advisors and Non-Employee Directors who receive Options under this Plan shall hereinafter be referred to as "Grantees".

     5. Granting of Options.

     (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each grant of Options to Employees, Non-Employee Directors and Key Advisors, subject to approval of the Board with respect to Options granted to Non-Employee Directors or members of the Committee.

     (b) Type of Option and Price.

          (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

          (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of such Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted, (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant and (z) in no circumstances will the Exercise Price be less than 90% of the per share price of a share of Company Stock established in the stock placement transaction immediately preceding such determination.

          (iii) If Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c) Option Term. The Committee shall determine the term of each Option, subject to approval of the Board with respect to Options granted to Non-Employee Directors or members of the Committee. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

     (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument, subject to approval of the Board with respect to Options granted to Non-Employee Directors or members of the Committee. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

     (e) Termination of Employment, Disability or Death.

          (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than "disability", death, or "termination for cause", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days of the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless otherwise specified by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

          (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company.

          (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed, or provide service, on account of a termination of employment or service specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (v) For purposes of this Section 5(e):

             (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

             (B) "Employed by, or providing service to, the Company" shall mean employment as an Employee or the provision of services to the Company as a Key Advisor or member of the Board (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment or ceased to provide services until the Grantee ceases to be an Employee, Key Advisor or member of the Board).

             (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

             (D) "Termination for cause" shall mean a finding by the Committee that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee's employment or service is terminated for cause, in addition to the immediate termination of all Options, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

     (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option (i) in cash, (ii) by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 6) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

     (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code). If and to the extent that an Option designated as an Incentive Stock Option fails so to qualify under the Code, the Option shall remain outstanding according to its terms as a Nonqualified Stock Option.

     6. Withholding of Taxes.

     (a) Required Withholding. All Options under the Plan shall be granted subject to any applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from wages paid to the Grantee any federal, state or local taxes required by law to be withheld with respect to Options, or the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold.

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     7. Transferability of Options.

     (a) Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Nonqualified Options, if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine.

     8. Change of Control of the Company.

     As used herein, a "Change of Control" shall be deemed to have occurred if:

     (a) After the effective date of the Plan, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of the then outstanding securities of the Company, except where the acquisition is approved by the Board;

     (b) The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to a majority of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation,
(ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company;

     (c) Any person has commenced a tender offer or exchange offer for 35% or more of the voting power of the then outstanding shares of the Company; or

     (d) After this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     9. Consequences of a Change of Control.

     (a) Upon a Change of Control, unless the Committee determines otherwise,
(i) the Company shall provide each Grantee with outstanding Options written notice of such Change of Control and (ii) all outstanding Options shall automatically accelerate and become fully exercisable.

     (b) In addition, upon a Change of Control described in Section 8(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation. Any replacement options shall entitle the Grantee to receive the same amount and type of securities as the Grantee would have received as a result of the Change of Control had the Grantee exercised the Options immediately prior to the Change of Control.

     (c) Notwithstanding the foregoing, in the event of a Change of Control, the Committee may require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Options exceeds the Exercise Price of the Options.

     (d) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interest accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

     10. Amendment and Termination of the Plan.

     (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that any amendment to the Plan that requires stockholder approval shall be submitted to a vote of stockholders in order to comply with
Section 162(m) of the Code if such Section is applicable to the Plan; and provided further that the Board cannot increase the number of shares that may be issued under the Plan, except as otherwise provided in this Plan, without the approval of the stockholders.

     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders.

     (c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 17(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or modified under Sections 9 and 17(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     11. Funding of the Plan.

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Options.

     12. Rights of Participants.

     Nothing in this Plan shall entitle any Employee, Key Advisor or other person to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     13. No Fractional Shares.

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     14. Requirements for Issuance of Shares.

     No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and interpretations, including any requirement that a legend or legends be placed thereon.

     15. Headings.

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     16. Effective Date of the Plan.

     Subject to the approval of the Company's stockholders, this Plan shall be effective on April 3, 2000.

     17. Miscellaneous.

     (a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant Options to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The Committee shall prescribe the provisions of the substitute Options.

     (b) Compliance with Law. The Plan, the grant and exercise of Options, and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a stockholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

     (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

                                    ANNEX B

                                BAMBOO.COM, INC.

          AMENDED AND RESTATED 1998 EMPLOYEE, DIRECTOR AND CONSULTANT
                                   STOCK PLAN

     1. Purposes of the Plan. The purposes of this Amended and Restated 1998 Employee, Director and Consultant Stock Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees, Directors and Consultants, and

     - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     (f) "Common Stock" means the common stock of the Company.

     (g) "Company" means bamboo.com, Inc., a Delaware corporation.

     (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

     (i) "Director" means a member of the Board.

     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

     (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r) "Option" means a stock option granted pursuant to the Plan.

     (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

     (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

     (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

     (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (x) "Plan" means this Amended and Restated 1998 Employee, Director and Consultant Stock Plan.

     (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section II of the Plan.

     (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

     (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

     (cc) "Service Provider" means an Employee, Director or Consultant.

     (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

     (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,921,212 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of
(i) 500,000 shares, (ii) 5% of the outstanding shares on such date; or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii) to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) to allow optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator:

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 13.

          (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets. The consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                         INTERNET PICTURES CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 17, 2000
                               10:00 a.m., E.S.T.

                             The Garden Plaza Hotel
                           215 South Illinois Avenue
                              Oak Ridge, TN 37830


INTERNET PICTURES CORPORATION
c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164                PROXY
--------------------------------------------------------------------------------

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MAY 17, 2000 ANNUAL MEETING OF THE STOCKHOLDERS

The undersigned hereby appoints James M. Phillips, Jeffrey D. Peters and John
J. Kalec, or any of them, as proxies, each with full power of substitution, to represent the undersigned and vote for and on behalf of the undersigned the number of shares of Common Stock and/or Class B Common Stock of Internet Pictures Corporation ("iPIX") held of record on April 12, 2000 and which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 17, 2000 at 10:00 AM, E.S.T., at The Garden Plaza Hotel, 215 South Illinois Avenue, Oak Ridge, TN 37830, and at any adjournments or postponements thereof.


                 Continued and to be signed on the other side.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                            -- Please detach here --

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

The undersigned directs that this proxy be voted as follows:

(1) A proposal to elect John S. Hendricks and John Trezevant as directors to serve until the 2003 annual meeting of stockholders.
                     [ ] For    [ ] Against    [ ] Abstain

(2) A proposal to approve and adopt the 2000 Equity Incentive Plan.
                     [ ] For    [ ] Against    [ ] Abstain

(3) A proposal to adopt an amendment to the Amended and Restated 1998 Employee, Director and Consultant Stock Plan.
                     [ ] For    [ ] Against    [ ] Abstain

(4) A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2000.
                     [ ] For    [ ] Against    [ ] Abstain

In their discretion, the holders of this proxy are authorized to vote upon such other business as may come before the meeting.

The shares of stock represented by this proxy will be voted as specified above, unless otherwise directed. The undersigned hereby revokes any proxy or proxies heretofore given for such stock and ratifies and confirms all that the above-named proxies or their substitutes may lawfully do by virtue hereof.

Address Change? Mark Box [ ]       PLEASE SIGN, DATE AND RETURN PROMPTLY USING
Indicate changes below:                    THE ENCLOSED RETURN ENVELOPE


                                   Date
                                        ----------------------------------------




                                   ---------------------------------------------
                                   Signature(s) in Box
                                   Please sign and date this proxy exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.